Exhibit 99.2
Second Quarter 2009 Earnings Conference Call July 23, 2009

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, further deterioration in economic conditions and freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, customer acceptance or competition, customer retention levels, unexpected volume declines, automotive plant shutdowns and shift eliminations, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, the timing and impact of the restructuring activities announced in Q4 2008, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in economic and market conditions affecting the commercial rental market or the sale of used vehicles, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, lack of accretive acquisition opportunities, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, further decline in pension plan returns, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Second Quarter 2009 Results Overview Asset Management Update Outlook Q & A

2nd Quarter Results Overview Earnings per diluted share were $0.41 vs. $1.09 in 2Q08 2Q09 included a $0.02 restructuring charge related to SCS exit activities 2Q08 included a $0.12 charge for Brazilian adjustments related to prior years Comparable earnings per share were $0.43 vs. $1.21 in 2Q08 Total revenue declined 25% vs. prior year, reflecting lower fuel services revenue, lower operating revenue and unfavorable foreign exchange rate movements Operating revenue down 15% vs. prior year driven by lower automotive production volumes, unfavorable foreign exchange rates, lower commercial rental revenue, and lower SCS and DCC fuel revenues

2nd Quarter Results Overview Fleet Management Solutions (FMS) total revenue down 26% (and operating revenue down 8%) vs. prior year Contractual revenue down 2%; up 1% excluding foreign exchange Full service lease revenue including acquisitions down 2%; up 1% excluding foreign exchange Contract maintenance revenue grew 1% organically; up 3% excluding foreign exchange Commercial rental revenue down 26% Fuel revenue down 58% due to both price and volume declines FMS net before tax earnings (NBT) down 64% FMS NBT percent of operating revenue down 910 basis points to 5.9% FMS earnings negatively impacted by commercial rental results, used vehicle results, lower full service lease performance (due to higher non-revenue generating units and lower miles driven per unit) and higher pension expense, partially offset by cost reduction initiatives

2nd Quarter Results Overview Supply Chain Solutions (SCS) total revenue down 30% (and operating revenue down 28%) vs. prior year due largely to lower automotive and other freight volumes, unfavorable exchange impact, and lower fuel volumes and prices SCS net before tax earnings (NBT) of $2.8 million SCS NBT percent of operating revenue down 80 basis points to 1.1% SCS earnings negatively impacted by lower automotive results including severance costs, and losses in South American and European Operations (to be exited) Dedicated Contract Carriage (DCC) total revenue down 19% (and operating revenue down 20%) vs. prior year due to lower passed through fuel prices and lower freight volumes DCC net before tax earnings (NBT) down 14% DCC NBT percent of operating revenue up 60 basis points to 9.4% largely due to lower fuel costs DCC earnings negatively impacted by revenue decline due to lower freight volumes

Key Financial Statistics Second Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. Tax rate includes the impact of non-deductible restructuring charges and 2008 Brazil charges related to prior years. Comparable tax rate, a non-GAAP financial measure, would be 43.2% in 2009 vs. 41.5% in 2008, excluding these items. ($ Millions, Except Per Share Amounts)

Key Financial Statistics Year-to-Date Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. Tax rate includes the impact of non-deductible restructuring charges and 2008 Brazil charges related to prior years. Comparable tax rate, a non-GAAP financial measure, would be 44.8% in 2009 vs. 40.4% in 2008, excluding these items. ($ Millions, Except Per Share Amounts)

Business Segment Second Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($0.2), SCS - ($0.6) in 2009; SCS - ($6.5) in 2008. ($ Millions)

Business Segment Year-to-Date Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($1.9), SCS - ($6.7) and CSS - ($ 0.1 ) in 2009; SCS - ($6.5) in 2008. ($ Millions)

Capital Expenditures Year-to-Date ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Free Cash Flow excludes acquisitions and changes in restricted cash Year-to-Date ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $469 million as of 6/30/09, $480 million as of 12/31/08 and $147 million as of 6/30/08. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $140 million as of 6/30/09, $163 million as of 12/31/08 and $169 million at 6/30/08. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Second Quarter 2009 Results Overview Asset Management Update Outlook Q & A

Units held for sale were 9,000 (US: 7,500) at quarter end; up 67% from 5,400 (US: 4,600) units held for sale in the prior year Units held for sale were down 5% from 9,500 (US: 7,700) at the end of the prior quarter The number of used vehicles sold in the second quarter was 5,600 (US: 4,600), up 2% compared with prior year Number of used vehicles sold was up 24% or 1,100 units vs. the prior quarter Proceeds per unit were down 17% for tractors and down 18% for trucks in the second quarter compared with prior year (excluding the impact of exchange rates) Vehicles no longer earning revenue were 12,500 (US: 10,100) at quarter end; up 5,700 (US: 4,600) from the prior year Vehicles no longer earning revenue were down 1,500 (US: 1,200) vs. the end of the prior quarter due to a decrease in units held for sale and an improvement in rental utilization Average second quarter total commercial rental fleet was down 13% (US: down 13%) year-over-year Global Asset Management Update (1) (1) Units rounded to nearest hundred. Asset management statistics are now being presented on a global basis. U.S. statistics which were historically disclosed are shown in parenthesis.

Contents Second Quarter 2009 Results Overview Asset Management Update Outlook Q & A

Outlook Anticipate weak economic environment to continue throughout 2009 Weak conditions expected to primarily impact FMS segment Lower lease sales will negatively impact revenue comparisons Continuing weak demand expected to impact commercial rental results Used vehicle sales trends expected to continue at recent levels Second half SCS results anticipated to improve due to modest increase in automotive volumes and closure of South American/European operations Capital expenditures forecast declines to $550 million due to lower new and replacement lease sales, and increased use of term extensions and surplus vehicle re-deployments Free cash flow expected to further improve due to lower capital expenditures, partially offset by lower earnings, higher cash taxes, lower used vehicle sales and potential pension contribution Strong free cash flow provides stability in current environment

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Historical EPS Restatement - New Accounting Standard Asset Management Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Second Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Fleet Management Solutions (FMS) Year-to-Date ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Supply Chain Solutions (SCS) Second Quarter The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. The Company has announced plans to exit these markets by the end of 2009. ($ Millions)

Supply Chain Solutions (SCS) Year-to-Date The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. The Company has announced plans to exit these markets by the end of 2009. ($ Millions)

Supply Chain Solutions (SCS) Historical Information ($ Millions) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. The Company has announced plans to exit these markets by the end of 2009.

Dedicated Contract Carriage (DCC) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Dedicated Contract Carriage (DCC) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Central Support Services (CSS) Second Quarter ($ Millions)

Central Support Services (CSS) Year-to-Date ($ Millions)

Balance Sheet ($ Millions)

Historical EPS Restatement - New Accounting Standard ($ Earnings Per Share) Note: EPS amounts are calculated independently and may not be additive due to rounding

U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (b) Number of Units Redeployments Extensions Early Terminations Early Replacements 2QYTD 04 2977 1544 2759 577 2QYTD 05 1959 1728 2341 883 2QYTD 06 2037 1985 1952 739 2QYTD 07 2102 1800 2379 1367 2QYTD 08 2252 2789 2472 649 2QYTD 09 2091 3322 2976 544 (c) (c)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7 - 8 Earnings Before Restructuring and Income Taxes Net Earnings Business Segment 9 - 10 Comparable Net Earnings / EPS Net Earnings / EPS EPS and Net Earnings Reconciliation 33 Comparable NBT / Tax Rate NBT / Tax Rate Tax Rate Reconciliation 34 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 35 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow 12 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 13 36 - 37 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 20 - 26

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) Note: Amounts may not recalculate due to rounding.

Tax Rate Reconciliation Note: NBT represents net before tax earnings Amounts are calculated independently for each component and may not be additive due to rounding.

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period excluding comparable earnings items during the period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of comparable earnings items. (4) Represents shareholders' equity excluding comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)